EXHIBIT (10)(VII)(A)

                            INDEMNIFICATION AGREEMENT

         This Indemnification Agreement ("Agreement") is made and entered into as of August 6, 2002 (the "Effective Date"), by Syntellect Inc., a Delaware corporation (the "Company") and Michael R. Bruce (the "Indemnitee").

                                    RECITALS

         WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as officers and directors unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of such corporations;

         WHEREAS, the Board of Directors of the Company (the "Board") has determined that the inability to attract and retain such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

         WHEREAS, the Board deems it to be reasonable, prudent and necessary for the Company contractually to indemnify its officers and directors to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

                  (a) "Change of Control" shall have the meaning set forth in Section 5(d).

                  (b) "Corporate Status" describes the status of a person who is serving or has served (i) as an officer or director of the Company, including as a member of any committee of the directors, (ii) in any capacity with respect to any employee benefit plan of the Company, or (iii) as a director, partner, trustee, officer, employee, or agent of any other Entity at the request of the Company. For purposes of subsection (iii) above, an officer or director of the Company who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Company.

                  (c) "Entity" shall mean any corporation, partnership, limited liability company, joint venture, trust, foundation, association, organization or other legal entity.

                  (d) "Expenses" shall mean all reasonable fees, costs and expenses incurred in connection with any Proceeding, including, without limitation, reasonable attorneys' fees, disbursements and retainers, fees and disbursements of expert witnesses, private investigators and professional advisors, court costs, transcript costs, travel expenses, duplicating, printing and binding costs, telephone and fax transmission charges, postage, delivery services and other disbursements and expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

                  (e) "Indemnifiable Expenses," "Indemnifiable Liabilities" and "Indemnifiable Amounts" shall have the meanings ascribed to those terms in
Section 3(a) below.

                  (f) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

                  (g) "Liabilities" shall mean judgments, damages, liabilities, losses, penalties, excise taxes, fines, and amounts paid in settlement.

                  (h) "Proceeding" shall mean any threatened, pending or completed claim, action, suit, arbitration, alternate dispute resolution process, investigation, administrative hearing, appeal, or any other proceeding, whether civil, criminal, administrative, arbitrative or investigative, whether formal or informal, including a proceeding initiated by Indemnitee pursuant to
Section 10 of this Agreement to enforce Indemnitee's rights hereunder, but excluding a proceeding pending on or prior to the Effective Date.

                  (i) "Subsidiary" shall mean any Entity of which the Company owns (either directly or through another Subsidiary) either (i) a general partner, managing member or other similar interest or (ii) 50% or more of the voting power of the voting capital stock or other voting equity interests of such Entity.

         2. SERVICES OF INDEMNITEE. In consideration of the Company's covenants and commitments hereunder, Indemnitee agrees to serve or continue to serve as a director of the Company. However, this Agreement shall not impose any obligation on Indemnitee or the Company to continue Indemnitee's service to the Company beyond any period otherwise required by law or by other agreements or commitments of the parties, if any.

         3. AGREEMENT TO INDEMNIFY. The Company agrees to indemnify Indemnitee as follows:

                  (a) PROCEEDINGS OTHER THAN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. Subject to the exceptions set forth in Section 4 below, if Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Expenses and Liabilities actually and reasonably incurred by Indemnitee in connection with such Proceeding (referred to herein as "Indemnifiable Expenses" and "Indemnifiable Liabilities," respectively, and collectively, as "Indemnifiable Amounts"), if Indemnitee acted (i) in good faith and (ii) in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, Indemnitee had no reasonable cause to believe that Indemnitee's conduct was unlawful.

                  (b) PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. To the extent permitted by applicable law and subject to the exceptions set forth in
Section 4 below, if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of Indemnitee's Corporate Status, Indemnitee shall be indemnified by the Company against all Indemnifiable Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with such Proceeding if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that, if applicable law so provides, no indemnification against such expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the court in which such Proceeding shall have been brought or is pending shall determine that such indemnification may be made.

                  (c) INDEMNIFICATION FOR EXPENSES AS A WITNESS. Subject to the exceptions set forth in Section 4 below, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, the Company shall indemnify against all expenses actually and reasonably incurred by Indemnitee in connection therewith.

         4.       EXCEPTIONS TO INDEMNIFICATION.

                  (a)      INDEMNITEE AS PLAINTIFF. Except as provided in
Section 9(b) of this Agreement and in the next sentence, Indemnitee shall not be entitled to payment of Indemnifiable Amounts or advancement of Indemnifiable Expenses with respect to any Proceeding brought by Indemnitee against the Company, any Entity that it controls, any director or officer thereof, or any third party, unless the Company has consented to the initiation of such Proceeding. This Section 4(a) shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in an action brought against Indemnitee.

                  (b) OTHER LIMITATIONS TO INDEMNIFICATION. Notwithstanding anything contained in this Agreement or in the Company's certificate of incorporation or by-laws (as either or both may be amended from time to time) to the contrary, the Company shall not be obligated to indemnify or hold harmless
Indemnitee:

                           (i)      if and to the extent that such
indemnification shall be prohibited by applicable law;

                           (ii)     if and to the extent that payment in
connection with a Proceeding is actually and unqualifiedly made to Indemnitee under an insurance policy or otherwise;

                           (iii)    if and to the extent that a claim in a
Proceeding is decided adversely to Indemnitee based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee was not legally entitled; or

                           (iv)     if and to the extent that the indemnifiable
event constituted or arose out of Indemnitee's knowingly fraudulent or dishonest or willful misconduct or gross negligence.

         5.       PROCEDURE FOR PAYMENT OF INDEMNIFIABLE AMOUNTS.

                  (a) WRITTEN REQUEST FOR INDEMNIFICATION. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                  (b) DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 5(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case:

                           (i)      if a Change in Control shall have occurred,
by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or

                           (ii)     if a Change of Control shall not have
occurred, (A) by the Board of Directors by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum of the Board, or (B) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum of the Board, or (C) if there are no such directors, or if such directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or (D) if so directed by the Board, by the stockholders of the Company.

If it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee (or on behalf of Indemnitee) shall be made within fifteen (15) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                  (c) SELECTION OF INDEPENDENT COUNSEL. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 5(b) hereof, the Independent Counsel shall be selected as provided to this Section 5(c). If a Change of Control shall not have occurred, the Board shall select the Independent Counsel and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, Indemnitee shall select the Independent Counsel and shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the

Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 1 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty
(20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 5(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition a court of the State of Arizona or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 5(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 5(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 9(a), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding pursuant to Section 9(a) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                  (d) CHANGE OF CONTROL. For purposes of this Section 5, a "Change in Control" shall be deemed to have occurred if and when

                           (i)      any person (as such term is used in Sections
13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), together with all "affiliates" and "associates" (as defined under Rule 12b-2 promulgated under the Exchange Act) of such person, but excluding (1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (2) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company, (3) the Company or any Subsidiary, or (4) Indemnitee, together with all affiliates and associates of Indemnitee, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of equity securities of the Company representing 50 percent or more of the combined voting power of the Company's then-outstanding equity securities without the prior approval of at least a majority of the members of the Board in office immediately prior to such person(s) attaining such percentage interest and who are not affiliates or associates of such person(s);

                           (ii)     there occurs a proxy contest, or the Company
is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization (in a single transaction or a series of transactions) not approved by at least two-thirds of the members of the Board then in office, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; or

                           (iii)    during any period of two consecutive years,
other than as a result of an event described in Section 5(d)(ii), individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

         6. INDEMNIFICATION FOR EXPENSES OF A PARTY WHO IS PARTLY SUCCESSFUL. Notwithstanding any other provision of this Agreement, and without limiting any such provision, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to a Proceeding and is not wholly successful in such Proceeding, but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Agreement, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

         7. EFFECT OF CERTAIN RESOLUTIONS. Neither the settlement or termination of any Proceeding nor the failure of the Company to award indemnification or to determine that indemnification is payable shall create an adverse presumption that Indemnitee is not entitled to indemnification hereunder. In addition, the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's action was unlawful.

         8.       ADVANCEMENT OF EXPENSES.

                  (a) CONDITIONS. Subject to Section 8(b), the Company shall pay to Indemnitee all Indemnifiable Expenses incurred by Indemnitee in connection with any Proceeding, including a Proceeding by or in the right of the Company, in advance of the final disposition of such Proceeding, as the same are incurred. To the extent required by Delaware law, Indemnitee hereby undertakes to repay the amount of Indemnifiable Expenses paid to Indemnitee if it is ultimately determined by a court of competent jurisdiction that Indemnitee is not entitled under this Agreement to indemnification with respect to such Expenses. This undertaking is an unlimited general obligation of Indemnitee.

                  (b) PROCEDURE FOR ADVANCE PAYMENT OF EXPENSES. Indemnitee shall submit to the Company a written request specifying the Indemnifiable Expenses for which Indemnitee seeks an advancement under Section 8(a) of this Agreement, together with documentation evidencing that Indemnitee has incurred such Indemnifiable Expenses. Payment of Indemnifiable Expenses under Section 8(a) shall be made no later than 15 calendar days after the Company's receipt of such request.

         9.       REMEDIES OF INDEMNITEE.

                  (a) RIGHT TO PETITION COURT. In the event that Indemnitee makes a request for payment of Indemnifiable Amounts under Sections 3 and 5 above or a request for an advancement of Indemnifiable Expenses under Section 8 above, and the Company fails to make such payment or advancement in a timely manner pursuant to the terms of this Agreement, Indemnitee may petition a court of law to enforce the Company's obligations under this Agreement.

                  (b) EXPENSES. If Indemnitee is successful under any claim or action brought under Section 10(a), the Company agrees to reimburse Indemnitee in full for any Expenses incurred by Indemnitee in connection with investigating, preparing for, litigating, defending or settling any action brought by Indemnitee under Section 9(a) above, or in connection with any claim or counterclaim brought by the Company in connection therewith.

                  (c) VALIDITY OF AGREEMENT. The Company shall be precluded from asserting in any Proceeding, including, without limitation, an action under
Section 9(a) above, that the provisions of this Agreement are not valid, binding, and enforceable or that there is insufficient consideration for this Agreement and shall stipulate in court that the Company is bound by all the provisions of this Agreement.

                  (d) FAILURE TO ACT NOT A DEFENSE. The failure of the Company (including its Board or any committee thereof) to make a determination concerning the permissibility of the payment of Indemnifiable Amounts or the advancement of Indemnifiable Expenses under this Agreement shall not be a defense in any action brought under Section 9(a) above, and shall not create a presumption that such payment or advancement is not permissible.

         10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Indemnitee as follows:

                  (a) AUTHORITY. The Company has all necessary power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery, and performance of the undertakings contemplated by this Agreement have been duly authorized by the Company.

                  (b) ENFORCEABILITY. This Agreement, when executed and delivered by the Company in accordance with the provisions hereof, shall be a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally.

         11. INSURANCE. To the extent that the Company maintains an insurance policy or policies providing officers' and directors' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any officer or director of the Company.

         12. CONTRACT RIGHTS NOT EXCLUSIVE. The rights to payment of Indemnifiable Amounts and advancement of Indemnifiable Expenses provided by this Agreement shall be in addition to, but not exclusive of, any other rights which Indemnitee may have at any time under applicable law, the Company's by-laws or certificate of incorporation, or any other agreement, vote of stockholders or directors (or a committee of directors), or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity as a result of Indemnitee's Corporate Status.

         13. BINDING NATURE OF AGREEMENT; SUCCESSORS. This Agreement shall be (a) binding upon all successors and assigns of the Company (including any transferee of all or a substantial portion of the business, stock and/or assets of the Company and any direct or indirect successor by merger or consolidation or otherwise by operation of law) and (b) binding on and shall inure to the benefit of the heirs, personal representatives, executors, and administrators of Indemnitee. This Agreement shall continue for the benefit of Indemnitee and such heirs, personal representatives, executors, and administrators after Indemnitee has ceased to have Corporate Status.

         14. SUBROGATION. In the event of any payment of Indemnifiable Amounts under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of contribution or recovery of Indemnitee against other persons, and Indemnitee shall take, at the request of the Company, all reasonable action necessary to secure such rights, including the execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         15. NOTICE BY INDEMNITEE. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of expenses covered under this Agreement.

         16.      MISCELLANEOUS.

                  (a) NOTICES. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received (i) if personally delivered, on the date of delivery, (ii) if by facsimile transmission, upon receipt, (iii) if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, postage prepaid or (iv) if by a courier delivery service providing overnight or "next-day" delivery, on the next business day after deposit with such service, in each case addressed as follows:

(1)      If to the Company:                            with a copy given in the manner
                                                       prescribed, to:
         Syntellect Inc.
         Suite 100                                     Rogers & Theobald LLP
         16610 North Black Canyon Highway              2425 E. Camelback Road, Suite 300
         Phoenix, Arizona  85053                       Phoenix, Arizona  85016
         Attention: Anthony V. Carollo Jr.,            Attention:  Robert K. Rogers, Esq.
           President                                   Tel: (602) 852-5540
         Tel: (602) 789-2770                           Fax: (602) 852-5570
         Fax: (602) 789-2768                           e-mail: rkr@rogerstheobald.com
         e-mail: tcarollo@syntellect.com


(2) If to Indemnitee, at the address set forth below Indemnittee's name on the signature page of this Agreement.

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 16(a) for the giving of notice.

                  (b) ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements, and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by the party or parties to be bound.

                  (c) CONTROLLING LAW; JURISDICTION AND VENUE. This Agreement and all questions relating to its validity, interpretation, performance, and enforcement shall be governed by and construed, interpreted, and enforced in accordance with the laws of the State of Delaware, notwithstanding any Delaware, or other conflict-of-law provisions to the contrary. The Company and Indemnitee irrevocably submit, consent, and require that the state and federal courts located in Maricopa County, Arizona, and the appellate forums for these courts, shall have sole jurisdiction over any dispute arising under this Agreement, and the parties hereby consent to the personal jurisdiction of such courts and to extra-territorial service of process.

                  (d) INDULGENCES, NOT WAIVERS. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

                  (e) SECTION HEADINGS. The titles of sections and subsections contained in this Agreement are for convenience only. They form no part of this Agreement and they are not to be used in the construction or interpretation of this Agreement.

                  (f) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as if it were an executed counterpart of this Agreement. Signatures may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

                  (g) PROVISIONS SEVERABLE. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties.

                  (h) CONSTRUCTION. Each party hereto acknowledges that it was represented by legal counsel (or had the opportunity to be represented by legal counsel) in connection with this Agreement and that such party and his, her or its counsel have reviewed and revised this Agreement, or have had an opportunity to do so, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or any Exhibits or Schedules hereto or thereto.

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
         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the Effective Date.

                               COMPANY:

                               SYNTELLECT INC.

                               By:  /S/ Anthony V. Carollo
                                    --------------------------------------------
                               Name:  Anthony V. Carollo
                                      ------------------------------------------
                               Title:  President and Chief Executive Officer
                                       -----------------------------------------

                               INDEMNITEE:

                               /S/ Michael R. Bruce
                               --------------------
                               Michael R. Bruce

                               Address:
                                       -----------------------------------------

                                       -----------------------------------------

                               Facsimile No.:
                                             -----------------------------------


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